Exhibit 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that (1) this Quarterly Report of Zenascent, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (this "Report"), fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
(2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company as of September 30, 2002 and December 31, 2001 and its results of operations for the three-month and nine-month periods ended September 30, 2002.

                                        /s/ James DiLorenzo
                        --------------------------------------------------------
                        Name: James DiLorenzo
                        Title: Executive Vice President
                               (Principal Financial and Accounting Officer)


Date: November 19, 2002